UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) June 1, 2010
COLUMBIA LABORATORIES, INC.
(Exact name of registrant as specified in its charter)
Commission File No. 1-10352

Delaware	59-2758596

(State of Incorporation)	(I.R.S. Employer Identification No.)

354 Eisenhower Parkway Livingston, New Jersey	07039

(Address of principal executive offices)	Zip Code
Registrant’s telephone number, including area code: (973) 994-3999
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On June 1, 2010, Columbia Laboratories, Inc. (the “Company”) borrowed $15,000,000 from Watson Pharmaceuticals, Inc. (“Watson”) pursuant to a forgivable Term Loan Promissory Note, dated June 1, 2010, (the “Watson Note”). Amounts due under the Watson Note bear interest at the rate of 4% per annum.
     As previously disclosed, on March 3, 2010, the Company, Watson and Watson’s affiliate, Coventry Acquisition, Inc. (“Buyer”), entered into the Purchase and Collaboration Agreement (the “Purchase Agreement”), which is described in the Company’s Current Report on Form 8-K, dated March 4, 2010.
     If the transactions contemplated by the Purchase Agreement close prior to December 31, 2011, all amounts otherwise due and payable under the Watson Note will be forgiven in full. However, if the Company engages in a Fundamental Transaction (as defined in the Watson Note) with any party other than as contemplated pursuant to the Purchase Agreement, the Watson Note will accelerate, and we will be required to repay all amounts due under the Watson Note, plus accrued interest, on the earlier of (i) the date upon which all of the obligations in respect of the Company’s Convertible Subordinated Notes due December 31, 2011 have been paid in full or (ii) 21 Trading Days (as defined in the Watson Note) after the occurrence of such Fundamental Transaction. If neither the transactions contemplated by the Purchase Agreement nor another Fundamental Transaction closes, the Watson Note will become due and payable on December 31, 2011. If the Company is required to repay the Watson Note by reason of the occurrence of a Fundamental Transaction prior to August 31, 2011, then the Company shall pay to Watson on the date the Watson Note is to be repaid, in addition to all other amounts due and payable thereunder, a $2 million prepayment fee.
     The proceeds of the Watson Note are intended to be used by the Company for purposes of financing product development activities as described in the Watson Note and for general corporate purposes.
     The Watson Note is unsecured and subordinate in right of payment to the Company’s obligations to PharmaBio Development Inc. (“PharmaBio”) under the Investment and Royalty Agreement dated March 5, 2003 by and between the Company and PharmaBio, as amended by the Letter Agreement dated January 26, 2004, supplemented by the Letter Agreement dated April 14, 2006, amended by the Letter Agreement dated July 22, 2009, and amended by the Letter Agreement dated March 3, 2010 (the “PharmaBio Agreement”). As required by the PharmaBio Agreement, pursuant to a Letter Agreement dated June 1, 2010 between the Company and PharmaBio, PharmaBio consented to the Company entering into, and incurring the debt under, the Watson Note. The Watson Note is also subordinate in right of payment to the Company’s Convertible Subordinated Notes due December 31, 2011. The Watson Note contains certain covenants and representations and warranties, including a covenant which prohibits the Company from incurring any additional indebtedness that would rank senior or pari passu to the Watson Note, subject to certain exceptions specified in the Watson Note.
     The Watson Note contains customary events of default and acceleration provisions. Upon the occurrence of a default under the Watson Note and so long as the same shall remain continuing, all unpaid amounts thereunder, together with all accrued but unpaid interest thereon, shall, from and after such default, bear interest at the rate of nine percent 9% per annum. In addition, if any payment under the Watson Note is not paid within 5 days after its due date, the Company has agreed to pay to Watson, in addition to the delinquent payment, a late payment charge equal to 5% of the amount of the delinquent payment.
     The foregoing is a summary of the terms of the Watson Note, and does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Watson Note, which is attached hereto as Exhibit 4.1.
Item 2.03 Creation of a Direct Financial Obligation.
     The description of the Watson Note set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this item.
Additional Information:
This communication is not a solicitation of a proxy from any security holder of the Company. In connection with stockholder approval of the sale of the assets contemplated by the Purchase Agreement and certain other matters, the Company has filed with the Securities and Exchange Commission (“SEC”) a preliminary proxy statement and intends to file a definitive proxy statement and to mail to its security holders a definitive proxy statement and other materials. THE PROXY STATEMENT WILL BE SENT TO THE COMPANY’S SECURITY HOLDERS AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, WATSON, THE SALE OF THE ASSETS PURSUANT TO THE PURCHASE AGREEMENT, AND RELATED MATTERS. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY WHEN THEY ARE AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED SALE OF THE ASSETS UNDER THE PURCHASE AGREEMENT AND THE OTHER MATTERS DESCRIBED THEREIN. Free copies of the proxy statement and other documents filed with the SEC by the Company, when they become available, can be obtained through the website maintained by the SEC at www.sec.gov. In addition, free copies of the proxy statement and other documents will be available from the Company by contacting Lawrence A. Gyenes at (973) 486-8860 or lgyenes@columbialabs.com, or on the Company’s investor relations website at www.cbrxir.com.
Participation in the Solicitation:
The Company and its directors and executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transactions contemplated by the Purchase Agreement. Information regarding the special interests of these directors, executive officers and members of management in the proposed transactions will be included in the proxy statement and other relevant documents filed with the SEC. Additional information regarding the Company’s directors and executive officers is also included in the Company’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2009 and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2010. The Company’s Form 10-K/A and Form 10-Q are available free of charge at the SEC’s website at www.sec.gov and from the Company by contacting it as described above.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995:
This communication contains forward-looking statements, which statements are indicated by the words “may,” “will,” “plans,” “believes,” “expects,” “anticipates,” “potential,” and similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially from those projected in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. Factors that might cause future results to differ include, but are not limited to, the following: approval of the sale of the assets and other matters contemplated by the Purchase Agreement by the Company’s stockholders; the successful marketing of CRINONE® and STRIANT® in the United States; the successful marketing of CRINONE by Merck Serono outside the United States; the timely and successful completion of the ongoing Phase III PREGNANT (PROCHIEVE® Extending Gestation A New Therapy) Study of PROCHIEVE 8% to reduce the risk of preterm birth in women with a short cervix at mid-pregnancy; successful development of a next-generation vaginal progesterone product; success in obtaining acceptance and approval of new products and new indications for current products by the United States Food and Drug Administration and international regulatory agencies; the impact of competitive products and pricing; our ability to obtain financing in order to fund our operations and repay our debt as it becomes due; the timely and successful negotiation of partnerships or other transactions; the strength of the United States dollar relative to international currencies, particularly the euro; competitive economic and regulatory factors in the pharmaceutical and healthcare industry; general economic conditions; and other risks and uncertainties that may be detailed, from time-to-time, in the Company’s reports filed with the SEC. Completion of the sale of the assets under the Purchase Agreement and the other transactions disclosed in the Company’s press release dated March 4, 2010, are subject to various conditions to closing, and there can be no assurance those conditions will be satisfied or that such sale or other transactions will be completed on the terms described in the Purchase Agreement or other agreements related thereto or at all. All forward-looking statements contained herein are neither promises nor guarantees. The Company does not undertake any responsibility to revise or update any forward-looking statements contained herein.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

4.1	Term Loan Promissory Note, dated June 1, 2010

99.1	Press Release, dated June 1, 2010

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 1, 2010

COLUMBIA LABORATORIES, INC.
By:	/s/ Lawrence A. Gyenes
Lawrence A. Gyenes
Senior Vice President, Chief Financial Officer & Treasurer

Exhibit Index

Exhibit No.	Description

4.1	Term Loan Promissory Note, dated June 1, 2010

99.1	Press Release, dated June 1, 2010